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                COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES
                                  (THE "FUND")
             SUPPLEMENT TO THE FUND'S PROSPECTUSES DATED MAY 1, 2005

         The first paragraph under the heading "PRINCIPAL INVESTMENT STRATEGIES" is revised in its entirety as follows:

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, primarily of companies with large market capitalizations. Large-cap stocks are stocks of larger companies that have market capitalizations similar in size to those companies in the Russell 1000 Growth Index. As of December 31, 2004, that index included companies with capitalizations between approximately $631 million and $386 billion. The Fund may invest in any market sector but emphasizes the technology, financial services, health care and global consumer franchise sectors. The Fund may invest up to 20% of its total assets in foreign securities. To select investments for the Fund, the Fund's investment advisor considers companies that it believes will generate earnings growth over the long term regardless of the economic environment.




                                                               February 17, 2006